Exhibit 99.1

REPUBLIC BANCSHARES, INC.

PRESS RELEASE

Date:         January 21, 2004

Contact:	William R. Klich, President & CEO-Republic Bancshares/Chairman & CEO-Republic Bank Chairman & CEO – Republic Bank William R. Falzone, Executive Vice President & Chief Financial Officer (727) 823-7300

FOR IMMEDIATE RELEASE

REPUBLIC BANCSHARES, INC. REPORTS 2003 EARNINGS OF $10.2 MILLION OR $0.81 PER SHARE; ALSO ANNOUNCES ANNUAL DIVIDEND OF $0.30 PER SHARE

St. Petersburg, Florida, January 21, 2004 — Republic Bancshares Inc., (the “Company”, Nasdaq: REPB), the parent company of Republic Bank (the “Bank”), today reported net income for 2003 of $10.2 million or $0.81 per share compared to net income of $4.8 million or $0.42 per share in 2002. For the fourth quarter of 2003, earnings were $1.7 million or $0.13 per share compared to net income of $524,000 or $0.05 per share for the same period of 2002. The Company’s board of directors also announced that they had declared an annual cash dividend of $0.30 per share, payable on February 6, 2004, to shareholders of record at January 23, 2004.

Previously, the Company announced that on December 1, 2003 it had entered into an agreement with BB&T Corporation (“BB&T”) to merge the Company with and into BB&T. BB&T is a financial holding company headquartered in Winston-Salem, North Carolina and conducts its business operations primarily through its commercial banking subsidiaries, which have branches in North Carolina, South Carolina, Virginia, Maryland, Georgia, West Virginia, Tennessee, Kentucky, Alabama, Florida, Indiana and the District of Columbia. BB&T common stock is listed on the New York Stock Exchange under the symbol “BBT.”

A summary of results of operations and selected balance sheet items for the Company is as follows ($ in thousands, except share data):

	Three Months Ended Dec. 31,		Year Ended Dec. 31,
	2003	2002	2003	2002
Results of Operations:
Net income (loss)	$1,732	$524	$10,175	$4,779
Diluted earnings (loss) per share (dollars)	$0.13	$0.05	$0.81	$0.42
Weighted average diluted shares	13,519,618	11,506,790	12,541,727	11,465,809

	At December 31, 2003	At December 31, 2002
Balance Sheet:
Total assets	$2,832,121	$2,526,349
Total loans (incl. held for sale)	1,640,831	1,513,285
Stated book value per share (dollars)	15.95	16.12
Nonperforming loans/portfolio loans	0.72%	1.51%
Loan loss allowance/portfolio loans	1.16	1.90
Loan loss allowance/nonperforming loans	161.34	125.94
Nonperforming assets/assets	0.45	1.54

The Company noted that it had changed its method of accounting for its trust preferred securities to comply with the recent revision to FIN No. 46 by re-classifying its trust preferred securities on the balance sheet from the minority interest category to the liability section and by including the related cost as interest expense rather than as a minority interest in subsidiary trust. Financial highlights for 2003 included the following:

•	At December 31, 2003, the Company had total assets of over $2.8 billion, a $305.8 million or 12.1% increase over year-end 2002.

•	Total loans, including loans held for sale, were $1.6 billion at year-end 2003, a $127.5 million or 8.4% increase from the end of last year. The Florida portfolio increased 14.9% during 2003 with out-of-state loans declining 42.6%. Out-of-state loans comprised 5.9% of total loans at year-end 2003, down from 11.2% at the end of 2002.

•	Stockholders’ equity was $211.9 million, stated book value per share was $15.95 and tangible book value per share was $15.14 at December 31, 2003. During 2003, the Company converted $29.3 million in convertible subordinated debt into common equity, issuing 1,794,835 shares of its $2.00 par value common stock to debentureholders.

•	Asset quality improved significantly during 2003 with nonperforming assets declining by 67.3% to $12.7 million or 0.45% of total assets at the end of 2003. The ratio of nonperforming loans to portfolio loans was 0.72% at year-end 2003 and significant progress was also made in reducing the level of loan delinquencies (defined as loans 30 days or more past due) with the ratio of total delinquencies to loans down from 2.39% at the end of 2002 to 1.20% at the end of 2003. The ratio of the allowance for loan losses to portfolio loans was 1.16% at the end of 2003 and nonperforming loan coverage, measured by the ratio of the allowance to nonperforming loans, was 161.3%.

•	Net interest margin, the difference between the yield on earning assets and the cost of funds, including noninterest-bearing sources, was 2.93% for 2003, a decline of .41 basis points from 3.34% for 2002. The change in accounting for the Company’s $28.8 million issue of trust preferred stock accounted for 11 basis points of the decline. The remainder of the decline in net interest margin was largely due to the continued reduction in short-term market interest rates during 2003 and the Company’s asset-sensitive balance sheet. Asset yield for 2003 was 5.02% while the cost of interest-bearing liabilities was 2.29%. Net interest income fell less rapidly than did net interest margin, declining by less than 1%, after adjusting for the change in accounting for trust preferred stock. Strong growth in average earning assets, which increased $205.7 million for 2003, partially offset the reduction in net interest income from a lower net interest margin.

•	Noninterest income for 2003 was $18.4 million, up 32.4% from $13.9 million for 2002. Gains on sale of newly-originated fixed rate residential loans grew to $4.1 million from $2.0 million in 2002. Also, the Company took advantage of declining mortgage rates, selling securities for gains amounting to $5.3 million.

•	Noninterest expenses increased by $3.4 million in 2003 to $79.4 million. Most of the increase came from costs associated with resolving ORE properties and settlement of several litigation matters. The year over year increase in employee compensation and related benefits costs was held to 1.6% with a large part of that increase coming from higher employee medical premiums.

Republic Bancshares is traded on the Nasdaq National Market under the trading symbol “REPB.” Through its banking subsidiary, Republic Bank, the Company today operates 71 full service banking offices throughout Florida and at $2.8 billion in total assets is one of the largest independent banking organizations in Florida. The Bank offers Internet banking services at its website address, www.republicbankfl.com. Shareholder inquiries can be made to (727) 823-7300 or via e-mail at shareholders@republicbankfl.com. The Company’s transfer agent is Mellon Investor Services. Inquiries to the transfer agent can be made via phone to (800) 756-3353 or via facsimile transmission to (412) 236-8157.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

This news release contains forward-looking statements regarding our operating results, based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially. These statements may include the words “believes”, “expects”, “may”, “will”, “projects”, “contemplates”, “anticipates”, “forecasts”, “intends” or similar terminology. Because these statements reflect our current views concerning future events, they involve risks and uncertainties, including: the adequacy of our loan loss allowance; our ability to achieve fee income growth; current economic conditions; fluctuations in operating results; retaining key personnel; other factors that we may not have currently identified or quantified; and other risks, relevant factors and uncertainties identified in any of our Reports on Form 10-K, 10-Q and 8-K, and in our other securities filings and press releases. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

REPUBLIC BANCSHARES, INC. & SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

($ in thousands, except share data)

	December 31, 2003	December 31, 2002
ASSETS
Cash and due from banks	$85,425	$51,162
Interest bearing deposits in banks	1,146	14,061
Federal funds sold	18,000	11,588

Cash and cash equivalents	104,571	76,811
Securities:
Available for sale	971,222	820,108
Trading	9,329	7,815
FHLB stock	15,786	15,261
Loans held for sale	4,233	37,416

Loans	1,636,598	1,475,869
Allowance for loan losses	(19,007)	(27,987)

Net loans	1,617,591	1,447,882

Premises and equipment, net	36,631	38,508
Other real estate owned, net	956	16,787
Accrued interest receivable	10,042	10,622
Goodwill	2,726	2,726
Premium on deposits	12,863	15,630
Other assets	46,171	36,783

Total assets	$2,832,121	$2,526,349

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits-
Noninterest bearing checking	$193,662	$162,716
Interest checking	239,888	204,743
Money market	549,169	393,823
Savings	174,334	180,435
Time deposits	1,212,723	1,127,999

Total deposits	2,369,776	2,069,716
Securities sold under agreements to repurchase and other borrowings	45,557	30,913
FHLB advances	165,229	172,240
Capital securities	28,750	—
Convertible subordinated debt	—	29,332
Other liabilities	10,940	11,714

Total liabilities	2,620,252	2,313,915

Company-obligated mandatorily redeemable preferred securities of subsidiary trust solely holding junior subordinated debentures of the Company	—	28,750

Stockholders’ equity:
Common stock ($2.00 par, 20,000,000 shares authorized, 13,279,579 and 11,398,059 shares issued and outstanding at December 31, 2003 and December 31, 2002, respectively)	26,559	22,796
Capital surplus	157,632	129,860
Unamortized stock-based compensation	(513)	—
Retained earnings	32,135	22,418
Accumulated other comprehensive income	(3,944)	8,610

Total stockholders’ equity	211,869	183,684

Total liabilities and stockholders’ equity	$2,832,121	$2,526,349

The accompanying notes are an integral part of these consolidated balance sheets

REPUBLIC BANCSHARES, INC. & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except per share data)

	For the Years Ended December 31,
	2003	2002	2001
INTEREST INCOME:
Loans	$93,088	$101,214	$124,015
Securities	33,363	40,921	34,712
Federal funds sold & other investments	822	1,110	6,621

Total interest income	127,273	143,245	165,348

INTEREST EXPENSE:
Deposits	44,994	60,467	92,796
Securities sold under agreement to repurchase & other borrowings	253	460	1,349
FHLB advances	3,572	2,161	426
Capital securities	2,698	—	—
Holding company debt	1,084	2,145	2,215

Total interest expense	52,601	65,233	96,786

NET INTEREST INCOME	74,672	78,012	68,562
PROVISION FOR LOAN LOSSES	(2,187)	5,350	16,150

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	76,859	72,662	52,412

NONINTEREST INCOME:
Service charges on deposit accounts	6,832	6,285	7,714
Loan service fees	(1,470)	(1,955)	2,208
Other loan fee income	2,007	2,673	3,689
Gains (losses) on loans & securities, net	9,457	4,933	2,282
Gains on sale of branches	—	—	4,483
Other operating income	1,567	1,940	2,653

Total noninterest income	18,393	13,876	23,029

NONINTEREST EXPENSES:
Salaries and employee benefits	40,891	38,164	38,557
Net occupancy expense	12,683	14,474	13,362
Advertising and marketing	1,573	888	1,640
Data & item processing fees and services	6,518	6,289	7,387
Loan collection costs	680	1,035	2,016
Other operating expenses	11,196	11,144	11,532
ORE expense, net	3,065	1,246	1,022
Amortization of goodwill	—	—	477
Amortization of premium on deposits	2,767	2,767	2,972

Total noninterest expenses	79,373	76,007	78,965

Income (loss) before income taxes & minority interest	15,879	10,531	(3,524)
Income tax expense (benefit)	5,704	4,068	(1,310)

Income (loss) before minority interest	10,175	6,463	(2,214)
Minority interest in income from subsidiary trust, net of tax	—	(1,684)	(1,684)

NET INCOME (LOSS)	$10,175	$4,779	$(3,898)

PER SHARE DATA:
Net income (loss) per common share – basic	$0.82	$0.42	$(0.37)

Net income (loss) per common & common equivalent share – diluted	$0.81	$0.42	$(0.37)

Weighted average common shares outstanding – basic	12,354,750	11,372,461	10,955,118

Weighted average common & common equivalent shares outstanding – diluted	12,541,727	11,465,809	10,955,118

The accompanying notes are an integral part of these consolidated statements

REPUBLIC BANCSHARES, INC.

SELECTED CONSOLIDATED FINANCIAL INFORMATION

($ in thousands, except share data)

	Years Ended December 31,
	2003	2002	2001	2000	1999
RESULTS OF OPERATIONS:
Interest income	$127,273	$143,245	$165,348	$197,200	$190,763
Interest expense	52,601	65,233	96,786	107,477	98,380

Net interest income	74,672	78,012	68,562	89,723	92,383
Loan loss provision	(2,187)	5,350	16,150	20,700	9,923

Net interest income after loan loss provision	76,859	72,662	52,412	69,023	82,460
Noninterest income	18,393	13,876	23,029	7,311	25,832
Noninterest expense	79,373	76,007	78,965	80,030	88,113

Income (loss) before income taxes and minority interest	15,879	10,531	(3,524)	(3,696)	20,179
Income tax expense (benefit)	5,704	4,068	(1,310)	(787)	7,800
Minority interest from subsidiary trust, net of tax	—	(1,684)	(1,684)	(1,689)	(1,687)

Net income (loss)	$10,175	$4,779	$(3,898)	$(4,598)	$10,692

Earnings (loss) per share – diluted	0.81	0.42	(0.37)	(0.46)	0.95
Weighted average shares outstanding – diluted	12,541,727	11,465,809	10,955,118	10,555,941	11,299,902

BALANCE SHEET DATA (at period-end):

Total assets	$2,832,121	$2,526,349	$2,459,344	$2,440,604	$2,566,026
Securities	980,551	827,923	834,066	406,957	453,008
Loans (including loans held-for-sale)	1,640,831	1,513,285	1,421,011	1,711,342	1,889,892
Nonperforming assets	12,737	39,010	63,280	56,973	31,218
Allowance for loan losses	19,007	27,987	31,997	33,462	28,177
Deposits	2,369,776	2,069,716	2,130,344	2,157,817	2,293,209
Stockholders’ equity	211,869	183,684	172,037	172,341	170,245
Stated book value per share (dollars)	15.95	16.12	15.18	15.24	15.06
Tangible book value per share (dollars)	15.14	15.02	13.92	13.54	13.12

SELECTED OPERATING RATIOS:

Return on average assets	0.38%	0.19%	(0.16)%	(0.18)%	0.42%
Return on average equity	5.20	2.72	(2.20)	(2.65)	6.39
Net interest margin	2.93	3.34	2.99	3.76	3.92
Operating efficiency ratio	79.02	78.35	81.33	77.83	71.42
Loan loss allowance to portfolio loans	1.16	1.90	2.25	1.96	1.49
Loan loss allowance to nonperforming loans	161.34	125.94	69.24	66.12	112.04

CAPITAL RATIOS:

Equity to assets	7.48	7.27	6.99	7.06	6.63
Equity & minority interest to assets	7.48	8.41	8.16	8.24	7.75
Regulatory ratios—Bank:
Tier 1 (leverage)	7.62	8.17	7.94	7.18	6.78
Tier 1 to risk-assets	11.83	12.81	13.11	11.69	10.33
Total capital	12.90	14.09	14.39	12.94	11.63
Regulatory ratios – Company
Tier 1 (leverage)	8.20	7.37	7.21	6.30	6.02
Tier 1 to risk-assets	12.75	11.58	11.90	10.27	9.17
Total capital	13.81	14.70	15.17	12.69	11.53

OTHER DATA (at period-end):

Number of branch banking offices	71	72	71	80	81
Number of full-time equivalent employees	859	858	896	995	1,000

REPUBLIC BANCSHARES, INC.

SELECTED FINANCIAL INFORMATION

($ in thousands, except share data)

	Years Ended December 31,
	2003	2002	2001	2000	1999
SELECTED AVERAGE BALANCES & YIELDS/COSTS
Average balances:
Assets:
Loans:
Residential	$442,327	$454,607	$568,280	$796,740	$833,904
Commercial real estate	634,484	566,677	610,151	709,329	686,283
Commercial (business)	156,886	134,583	148,130	164,340	177,186
Consumer & other	363,516	312,716	228,287	169,741	219,026

Total loans	1,597,213	1,468,583	1,554,848	1,840,150	1,916,399
Securities	890,160	810,333	577,161	439,657	304,146
Other earning assets	39,331	42,131	138,993	102,931	132,217
Other assets	166,282	166,667	165,248	171,706	192,952

Total assets	$2,692,986	$2,487,714	$2,436,250	$2,554,444	$2,545,714

Liabilities & Equity:
Non-interest bearing deposits	$183,303	$157,844	$143,461	$135,985	$138,476
Interest-bearing deposits	1,991,019	1,961,006	1,980,147	2,110,093	2,096,444

Total deposits	2,174,322	2,118,850	2,123,608	2,246,078	2,234,920
Borrowings	311,656	160,777	85,376	69,604	73,872
Other liabilities	11,228	32,219	50,084	65,253	69,598

Total liabilities	2,497,206	2,311,846	2,259,068	2,380,935	2,378,390
Total equity	195,780	175,868	177,182	173,509	167,324

Total liabilities & equity	$2,692,986	$2,487,714	$2,436,250	$2,554,444	$2,545,714

Average yields/costs:
Earning assets	5.02%	6.15%	7.25%	8.27%	8.10%
Loans	5.79	6.85	7.93	8.85	8.70
Securities	3.75	4.93	5.77	6.34	5.52
Deposits	2.26	3.08	4.69	4.88	4.49
Other interest-earning liabilities	2.47	2.96	4.67	6.58	5.75
Total interest-bearing liabilities	2.29	3.07	4.69	4.93	4.53

NONPERFORMING ASSETS

Non-performing loans:
Residential first lien	$3,371	$4,703	$7,824	$11,017	$13,813
Subprime mortgages	2,991	5,036	4,346	3,485	4,973
Warehouse lines of credit	118	118	718	3,029	868
Commercial real estate & multifamily	4,048	8,848	30,017	30,181	3,252
Commercial (business)	561	2,196	1,196	736	797
Home equity & consumer	297	931	1,189	1,680	973
High LTV	395	391	919	477	474

Total nonperforming loans (1)	11,781	22,223	46,209	50,605	25,150
Other nonperforming receivables	—	—	178	639	736

Other real estate:
Residential	956	1,595	1,318	2,559	3,804
Commercial	—	15,192	15,575	3,170	1,528

Total ORE	956	16,787	16,893	5,729	5,332

Total nonperforming assets	$12,737	$39,010	$63,280	$56,973	$31,218

(1) Includes all loans on nonaccrual and all loans 90 days and over past due and still accruing interest

REPUBLIC BANCSHARES, INC.

SELECTED FINANCIAL INFORMATION

($ in thousands, except share data; unaudited)

	Years Ended December 31,
	2003	2002	2001	2000	1999
Loan Loss Allowance Activity

Allowance for loan losses at beginning of period	$27,987	$31,997	$33,462	$28,177	$28,077
Loan discount (net) allocated to/(from) purchased portfolios	—	—	(613)	(389)	(195)
Provision for loan losses	(2,187)	5,350	16,150	20,700	9,923

Net (charge-offs) recoveries:

Residential first lien	(56)	(123)	(808)	(1,587)	(1,584)
Warehouse lines of credit	3,687	—	(6,468)	(5,026)	—
Subprime mortgages	(70)	(209)	(550)	(943)	(701)
Commercial real estate/multifamily	(7,647)	(5,991)	(3,230)	(295)	(820)
Commercial (business)	(1,366)	(701)	(816)	(5)	(169)
Home equity	150	(133)	(2,095)	(1,152)	(678)
Consumer	(111)	(77)	(230)	(174)	(461)
High LTV	(1,248)	(1,890)	(2,455)	(5,649)	(5,056)
Other	(132)	(236)	(350)	(195)	(159)

Net charge-offs	(6,793)	(9,360)	(17,002)	(15,026)	(9,628)

Allowance for loan losses at end of period	$19,007	$27,987	$31,997	$33,462	$28,177

Net charge-offs (recoveries) to average loans-annualized:

Residential first lien	0.01%	0.03%	0.17%	0.24%	0.25%
Warehouse lines of credit	NMF	—	40.78	8.33	—
Subprime mortgages	0.27	0.51	0.94	1.30	0.85
Commercial real estate/multifamily	1.21	1.06	0.51	0.04	0.15
Commercial (business)	0.87	0.52	0.62	—	0.09
Home equity	(1.23)	0.05	1.21	0.88	1.00
High LTV	7.21	7.47	7.28	6.86	4.81
Consumer	0.62	0.39	1.07	0.72	1.56

Net charge-offs to average loans	0.43%	0.64%	1.09%	0.82%	0.50%

NMF – Not meaningful

REPUBLIC BANCSHARES, INC.

SELECTED QUARTERLY FINANCIAL INFORMATION

($ in thousands, except share data; unaudited)

	Quarters Ended
	Dec. 2003	Sept. 2003	June 2003	Mar. 2003	Dec. 2002
RESULTS OF OPERATIONS (*):
Interest income	$31,659	$31,075	$32,395	$32,144	$33,845
Interest expense	12,200	12,735	13,924	13,742	14,698

Net interest income	19,459	18,340	18,471	18,402	19,147
Loan loss provision	2,330	(5,365)	200	648	600

Net interest income after loan loss provision	17,129	23,705	18,271	17,754	18,547
Noninterest income	4,182	5,342	4,272	4,597	3,207
Noninterest expense	18,746	21,160	20,236	19,232	20,239

Income before income taxes and minority interest	2,565	7,887	2,307	3,119	1,515
Income tax expense	833	2,944	744	1,183	570
Minority interest from subsidiary trust, net of tax	—	—	—	—	(421)

Net income (loss)	$1,732	$4,943	$1,563	$1,936	$524

Earnings (loss) per share – diluted	$0.13	$0.37	$0.13	$0.17	$0.05
Weighted average shares outstanding – diluted	13,519,618	13,265,744	11,799,472	11,523,480	11,506,790

BALANCE SHEET DATA (at period-end):
Total assets	$2,832,121	$2,776,226	$2,734,955	$2,592,044	$2,526,349
Securities	980,551	939,465	908,499	864,149	827,923
Loans (including loans held for sale)	1,640,831	1,639,483	1,623,238	1,544,639	1,513,285
Nonperforming assets	12,737	13,090	21,785	38,420	39,010
Allowance for loan losses	19,007	23,241	27,279	27,795	27,987
Deposits	2,369,776	2,174,809	2,177,405	2,157,435	2,069,716
Stockholders’ equity	211,869	209,890	200,322	182,274	183,684
Book value per share (dollars)	15.95	15.82	16.13	15.95	16.12
Tangible book value per share (dollars)	15.14	14.98	15.19	14.89	15.02

SELECTED OPERATING RATIOS:
Return on average assets	0.25%	0.71%	0.23%	0.31%	0.08%
Return on average equity	3.29	9.51	3.38	4.32	1.15
Net interest margin	2.89	2.78	2.87	3.05	3.20
Operating efficiency ratio	74.38	85.67	75.49	76.00	85.60
Loan loss allowance to portfolio loans	1.16	1.42	1.73	1.85	1.90
Loan loss allowance to nonperforming loans	161.34	206.44	138.26	129.97	125.94

CAPITAL RATIOS:
Equity to assets	7.48	7.56	7.32	7.03	7.27
Equity & minority interest to assets	7.48	8.60	8.38	8.14	8.41
Regulatory ratios – Bank:
Tier 1 (leverage)	7.62	7.71	7.82	8.22	8.17
Tier 1 to risk assets	11.83	11.90	12.06	12.61	12.81
Total capital	12.90	13.14	13.34	13.89	14.09
Regulatory ratios – Company:
Tier 1 (leverage)	8.20	8.19	7.66	7.41	7.37
Tier 1 to risk-assets	12.75	12.67	11.83	11.36	11.58
Total capital	13.81	13.91	13.96	14.43	14.70

OTHER DATA: (at period-end)
Number of branch banking offices	71	71	70	70	71
Number of full-time equivalent employees	859	857	866	864	858

(*) - quarterly results for the first, second and third quarters of 2003 have been revised to account for a change in reporting categorization for trust preferred securities.